                                                                   EXHIBIT 10.40


                                THIRD AMENDMENT


     THIS THIRD AMENDMENT (this "Amendment") dated as of January 31, 2000 is
                                 ---------
among UNITED ROAD SERVICES, INC. (the "Company"), various financial institutions
                                       -------
and BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as agent (in such capacity, the "Agent").
                                               -----

                               W I T N E S E T H:
                               - - - - - - - - -

     WHEREAS, the Company, various financial institutions and the Agent are parties to an Amended and Restated Credit Agreement dated as of November 2, 1998 (the "Credit Agreement" and, as amended and modified by this Amendment, the
      ----------------
"Amended Credit Agreement");
-------------------------

     WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided; and

     WHEREAS, the Company desires to reduce the Commitment Amount under and as defined in the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

I.  SECTION   Defined Terms.  Terms used in this Amendment which are defined in
              -------------
the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein.

I.  SECTION   Amendments to Credit Agreement.  The Credit Agreement is amended
              ------------------------------
as set forth below in this Section 2.
                           ---------

     2.1  Amendment to Definition of Base Rate Margin.  The definition of Base
          -------------------------------------------
Rate Margin is amended in its entirety to read as follows:

                "Base Rate Margin means a rate per annum determined in
                 ----------------
          accordance with Schedule 1.1A, provided that, upon the request of the
                                         --------
          Required Banks, the Base Rate Margin shall be equal to 1.25% beginning on the date of effectiveness of the Third Amendment to this Agreement and continuing through March 31, 2000 (or such earlier date as the Required Banks may agree)."

     2.2  Additional Definitions.  Section 1.1 is amended by inserting the
          ----------------------
following definitions in appropriate alphabetical sequence:

                "Asset Disposition means any sale, transfer or other disposition
                 -----------------
          by the Company or any Subsidiary of any asset (including any stock of any Subsidiary) other than sales of used vehicles in the ordinary course of business in an aggregate amount of Net Cash Proceeds not exceeding $500,000 in any Fiscal Year."

                "Net Cash Proceeds means with respect to an Asset Disposition,
                 -----------------
          the aggregate cash proceeds (including cash proceeds received by way of deferred payment of principal pursuant to a note, installment receivable, reserve for adjustment or otherwise, but only as and when received) received by the Company or any Subsidiary pursuant to such sale, transfer or other disposition, net (subject to reserves for normal course post-closing adjustments and reserves for indemnification obligations in connection with such asset sale) of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal and accounting fees), (ii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (iii) amounts applied to the repayment of any Debt secured by a Lien on the asset subject to such sale, transfer or other disposition (other than Debt hereunder)."

     2.3  Addition of Certain Fees.  Section 5 is amended by inserting the
          ------------------------
following Sections 5.5 and 5.6 at the end thereof:

                5.5 Earnings Shortfall Fee. The Company agrees to pay to the
                    ----------------------
          Agent for the account of each Bank on the 32nd day following the end of each month (beginning with the month ending December 1999) an earnings shortfall fee equal to the percentage set forth below under the applicable amount of EBITDA for such month multiplied by the Commitment of such Bank (it being understood that the Agent shall distribute such fee to each Bank promptly upon its receipt thereof):

---------------------------------------------------------------------------------------------------------------------------------
EBITDA                         Equal to or           Equal to or greater          Equal to or greater than   Less than $1,000,000
                               greater than          than$1,500,000 but less      $1,000,000 but less than
                               $1,800,000            than $1,800,000              $1,500,000
---------------------------------------------------------------------------------------------------------------------------------
December 1999 -                0.00%                 0.01%                        0.02%                      0.03%
 February 2000
---------------------------------------------------------------------------------------------------------------------------------
March - April 2000             0.00%                 0.02%                        0.03%                      0.04%
---------------------------------------------------------------------------------------------------------------------------------
May - June 2000                0.00%                 0.03%                        0.04%                      0.05%
---------------------------------------------------------------------------------------------------------------------------------
July - September               0.00%                 0.04%                        0.05%                      0.06%
 2000
---------------------------------------------------------------------------------------------------------------------------------
October - November             0.00%                 0.05%                        0.06%                      0.07%
 2000
---------------------------------------------------------------------------------------------------------------------------------
December 2000 and              0.00%                 0.06%                        0.07%                      0.08%
 thereafter
---------------------------------------------------------------------------------------------------------------------------------


                5.6 Usage Fee. The Company agrees to pay to the Agent for the
                    ---------
          account of each Bank on the fifth day following the end of each month (beginning with January 2000) a usage fee equal to the percentage per annum (calculated on the basis of a year of 360 days) set forth below opposite the applicable daily average for such month of the principal amount of all outstanding Loans plus the Stated Amount of all Letters of Credit (the "Average Outstandings") multiplied by the Average Outstandings for such month (it being understood that (a) each Bank shall receive a portion of such fee equal to the percentage which the daily average amount of such Bank's Loans during such month plus such Bank's Percentage of the daily average of the Stated Amount of all Letters of Credit during such month is of the Average Outstandings for such month and (b) promptly upon receipt thereof, the Agent shall distribute to each Bank its portion of such fee):

               Average Outstandings                             Percentage
               -----------------------------------------------------------
               Equal to or greater than
               $50,000,000                                           0.75%

               Equal to or greater than
               $47,500,000 but less than $50,000,000                 0.50%

               Equal to or greater than
               $45,000,000 but less than $47,500,000                 0.25%

               Less than $45,000,000                                 0.00%.

     2.4  Amendment to Changes in Commitment Amount.  Section 6 is amended by
          -----------------------------------------
(i) deleting the word "INCREASE" in the heading thereof, (ii) inserting the word "Voluntary" at the beginning of the heading in section 6.1.1, (iii) adding
Section 6.1.3 with the heading of "Commitment Reductions" and moving the last
                                   ---------------------
sentence in Section 6.1.1 to Section 6.1.3, and (iv) deleting Section 6.1.2 in its entirety and replacing such Section with the following:

                "6.1.2  Mandatory Reduction or Termination of the Commitments.
                        -----------------------------------------------------
          Promptly following any Asset Disposition which, together with prior Asset Dispositions as to which no reduction in the Commitment Amount has been made, results in Net Cash Proceeds in excess of $500,000 in any Fiscal Year, the Company shall permanently reduce the Commitment Amount in an amount equal to 75% of the Net Cash Proceeds derived from such Asset Disposition; provided that no reduction of the Commitment
                                  --------
          Amount shall be required unless the amount of such reduction is equal to at least$100,000 and the amount of any reduction required pursuant to this Section in each case be rounded down to an integral multiple of $100,000."

     2.5  Addition of Mandatory Prepayment Section.  Section 6 is amended by
          ----------------------------------------
inserting the following Section 6.3 thereof:

                "6.3 Mandatory Prepayments. If on any date on which the
                     ---------------------
     Commitment Amount is reduced pursuant to Section 6.1.2 the sum of the aggregate principal amount of all Loans outstanding plus the Stated Amount of all Letters of Credit exceeds the Commitment Amount, the Company shall immediately, and without notice or demand, prepay outstanding Loans by an amount equal to the excess."

     2.6  Amendment of Minimum EBITDA Covenant.  Section 10.6.7 is amended in
          ------------------------------------
its entirety to read as follows:

                "10.6.7  Minimum EBITDA. Not permit EBITDA for any month plus
                         --------------
          (i) bonuses paid to Gerald R. Riordan in an aggregate amount not exceeding $100,000, (ii) payments to Kibel Green for consulting services, not exceeding $85,000 and (iii) payments made to Robb Adams and Alan Pass in connection with severance packages in an aggregate amount not exceeding $1,000,000, in each case to the extent deducted in determining EBITDA for such period, to be less than $500,000; provided that payments made pursuant to clauses (i), (ii) and (iii)
          --------                                -----------   --       ---
          shall be added to EBITDA only in calculating EBITDA for December
          1999."

     2.7  Amendment to Mergers, Consolidations, Sales Covenant. Section 10.10 is
          ----------------------------------------------------
amended by adding the following new sentence at the end thereof:

                "; without limiting the foregoing clause (d), unless the Required Banks otherwise agree in writing, any Asset Dispositions shall be made for cash, the fair market value of all Asset Dispositions in any Fiscal Year shall not exceed $5,000,000 and any Net Cash Proceeds received in connection with any Asset Disposition shall, to the extent required, reduce the Commitment Amount according to Section 6.1.2."
             -------------

     2.8  Amendment to Advances and Other Investments Covenant.  Section 10.20
          ----------------------------------------------------
is amended by adding the following language to the end of clause (h):

                "; provided that the aggregate amount of all such Cash
                   --------
          Equivalent Investments shall not at any time exceed $2,500,000."

     SECTION 3.  Waiver; Limitation on Outstandings.  Subject to the occurrence
                 ----------------------------------
of the Amendment Effective Date, the Required Banks hereby waive through March 31, 2000 the Company's non-compliance with (i) Sections 10.6.1 and 10.6.5 of the Credit Agreement as of September 30, 1999 and December 31, 1999 and (ii) Section
10.6.7 of the Credit Agreement as in effect prior to the Amendment Effective Date for any period ending prior to the date of this Amendment but not any non-compliance with such Section 10.6.7 as in effect after the Amendment Effective Date. In consideration of such waiver, the Company (a) acknowledges that upon the expiration of such waiver (unless a new waiver or an amendment has been agreed to by the Required Banks) an immediate Event of Default shall exist under the Credit Agreement; and (b) agrees that, unless the Required Banks otherwise consent, the aggregate outstanding principal amount of all Loans plus the Stated Amount of all Letters of Credit shall not at any time exceed $55,000,000 after January 1, 2000.

     SECTION 4.  Conditions Precedent.  This Amendment shall become effective as
                 --------------------
of the date hereof on the date (the "Amendment Effective Date") on which all of
                                     ------------------------
the following conditions shall have been satisfied:

     4.1  Receipt of Documents.  The Agent shall have received all of the
          --------------------
following, each duly executed and dated a date acceptable to, and otherwise in form and substance satisfactory to, the Agent, and in sufficient number of signed counterparts to provide one for each Bank:

1.        Amendment.  Counterpart originals of this Amendment executed by the
          ---------
Company, the Required Banks and the Agent.  For purposes of this clause (a), a
                                                                 ----------
facsimile executed copy shall be treated as an original.

1.     Certificates  A certificate of the secretary or an assistant secretary of
       ------------
the Company, substantially in the form of Exhibit A to this Amendment, and a
                                          ---------
certificate of the President, the Chief Financial Officer or the Vice President, Finance of the Company, substantially in the form of Exhibit B to this
                                                     ---------
Amendment.

1.     Opinion.  An opinion of counsel to the Company in form and substance
       -------
satisfactory to the Agent.

1.     Confirmation. A Confirmation substantially in the form of Exhibit C to
       ------------                                              ---------
this Amendment.

1.     Other.  Such other documents as the Agent or any Bank may reasonably
       -----
request.

  4.2  No Default.  No Event of Default or Unmatured Event of Default shall
       ----------
have occurred and be continuing (other than any such event which is waived hereby).

  4.3  Amendment Fee.  For the account of each Bank which has executed and
       -------------
delivered a counterpart hereof, an amendment fee equal to 0.10% of the Commitment of such Bank after giving effect to the reduction of the Commitment Amount set forth in Section 5.9 (it being understood that the Agent shall
                    -----------
distribute such fee to each Bank promptly upon receipt thereof).

SECTION 5  Miscellaneous.
           -------------

  5.1  Pricing.  The Required Banks request that the Base Rate Margin be
       -------
1.25% as of the Amendment Effective Date through March 31, 2000.

  5.2  Warranties.  In order to induce the Banks to enter into this
       ----------
Amendment, the Company hereby warrants to the Agent and each Bank that, as of the date of the execution of this Amendment by the Company, the warranties of the Company contained in the Credit Agreement are true and correct as if made on such date.

  5.3  Expenses.  The Company agrees to pay on demand all costs and expenses
       --------
of the Agent (including fees, charges and expenses of counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

  5.4  Captions.  Section captions used in this Amendment are for convenience
       --------
only and shall not affect the construction of this Amendment.

     5.5  Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND
          -------------
GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     5.6  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     5.7  Continuing Effectiveness.  Except as herein amended, the Credit
          ------------------------
Agreement shall remain in full force and effect and is hereby ratified in all respects.

     5.8  Successors and Assigns.  This Amendment shall be binding upon the
          ----------------------
parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Agent and the Banks.

     5.9 Waiver of Notice of Commitment Reduction. The Company has requested a permanent reduction in the Commitment Amount to $58,000,000 pursuant to Section
6.1.1 of the Credit Agreement. The Required Banks hereby waive the five day notice requirement set forth in such Section 6.1.1, and the Company and the Required Banks agree that such reduction shall become effective immediately upon the effectiveness of this Amendment.

   Delivered at Chicago, Illinois, as of the day and year first above written.

                                     UNITED ROAD SERVICES, INC.


                                     By:  /s/ Gerald R. Riordan
                                     Its: Chief Executive Officer


                                     BANK OF AMERICA, N.A., as Agent


                                     By:  /s/ Kristine D. Hyde
                                     Its: Assistant Vice President


                                     BANK OF AMERICA, N.A., as Issuing Bank,
                                     Swing Line Bank and as a Bank


                                     By:  /s/ Paul J. Frey
                                     Its: Senior Vice President


                                     BANKBOSTON, N.A.


                                     By:  Lindsay W. McSweeney
                                     Its: Director


                                     COMERICA BANK


                                     By:  /s/ Preeti Sarnaik
                                     Its: Account Officer


                                     FLEET NATIONAL BANK


                                     By:  Kevin P. Harrigan
                                     Its: Vice President


                                     THE CHASE MANHATTAN BANK


                                     By:  /s/ Thomas J. Chera
                                     Its: Vice President

                                   EXHIBIT A
                                   ---------

                           United Road Services, Inc.

                            Secretary's Certificate
                            -----------------------

To:  The Banks and the Agent
     parties to the Amendment
     referenced below

     This Certificate is being furnished pursuant to Section 3.1 of the Third Amendment (the "Amendment") dated as of January 31, 2000 among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as agent (in such capacity, the "Agent"), which amends the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Company, various financial institutions and the Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Amendment.

     The undersigned, Gerald R. Riordan, Secretary of the Company, hereby certifies on behalf of the Company that attached hereto as Attachment 1 are true
                                                           ------------
and correct copies of certain resolutions which were duly adopted by the Board of Directors of the Company as of January 27, 2000; such resolutions have not been rescinded or amended and are in full force and effect on and as of the date hereof and, except for such resolutions, there is no other corporate action, consent or governmental or regulatory approval required for the execution and delivery of the Amendment.

     IN WITNESS WHEREOF, I have executed this Certificate on this 31st day of January, 2000.

                              UNITED ROAD SERVICES, INC.


                              By:
                              Name:
                              Title:  Secretary

                                  ATTACHMENT 1


                     RESOLUTIONS OF THE BOARD OF DIRECTORS
                         OF UNITED ROAD SERVICES, INC.


     WHEREAS, there has been presented to this Board of Directors a form of Third Amendment (the "Amendment") among UNITED ROAD SERVICES, INC. (this "Corporation"), various financial institutions and BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as agent (in such capacity, the "Agent"), providing for the amendment of the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Corporation, various financial institutions and the Agent (the "Credit Agreement"); capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Amendment;

     WHEREAS, it is contemplated that certain officers of this Corporation shall be required to execute the Amendment and various other agreements, instruments or documents contemplated by the Amendment or requested by the Agent or any Bank;

     NOW, THEREFORE, BE IT RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer and any Vice President of this Corporation be, and each of them acting alone is, hereby authorized to execute and deliver, in the name and on behalf of this Corporation, (i) the Amendment, substantially in the form presented to this Board of Directors, and (ii) any and all other agreements, instruments or documents contemplated by the Amendment or requested by the Agent or any Bank; this authorization to execute and deliver the foregoing encompasses the authorization to make such changes, additions and deletions as to any or all of the terms and provisions of any or all of the foregoing agreements, instruments and documents as the officer executing the same shall approve (hereinafter, as so executed and delivered and as any or all of the foregoing agreements, instruments and documents may at any time be amended or otherwise modified, sometimes called the "Agreements"); and the execution and delivery of each of the Agreements by such officer shall be conclusive evidence of the approval thereof on behalf of this Corporation by such officer and by this Board of Directors;

     FURTHER RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer and any Vice President of this Corporation be, and each of them acting alone is, hereby authorized to cause this Corporation to borrow funds under the Credit Agreement as amended by the Amendment;

     FURTHER RESOLVED, that each and every officer of this Corporation be, and each of them acting alone is, hereby authorized, from time to time, in the name and on behalf of this Corporation, to take such actions and to execute and deliver such certificates, instruments, notices and documents as may be required or as such officer may deem necessary, advisable or proper in order to carry out and perform the obligations of this Corporation under the Credit Agreement, as amended by the Amendment, or any other instrument, document or agreement executed pursuant to any of the foregoing; all such certificates, instruments, notices, documents and agreements to be executed and delivered in such form as the officer performing or executing the same may approve, and the performance or execution thereof by such officer shall be conclusive evidence of the approval thereof by such officer and by this Board of Directors;

     FURTHER RESOLVED, that the Secretary and/or Assistant Secretary of this Corporation is hereby directed to file the drafts of each of the Agreements which have been presented to the members of the Board of Directors with the official records of this Corporation; and

     FURTHER RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary of this Corporation be, and each of them acting alone is, hereby authorized to certify and deliver to the Agent or other persons a true copy of the foregoing resolutions.

                                   EXHIBIT B
                                   --------

                           UNITED ROAD SERVICES, INC.

                             Officer's Certificate
                             ---------------------

To:  The Banks and the Agent
     parties to the Amendment
     referenced below

     This Certificate is being furnished pursuant to Section 3.1 of the Third Amendment (the "Amendment") dated as of January 31, 2000 among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as agent (in such capacity, the "Agent"), which amends the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Company, various financial institutions and the Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement as amended by the Amendment.

     The undersigned, Gerald R. Riordan, Chief Executive Officer of the Company, hereby certifies on behalf of the Company that:

     1. The representations and warranties on the part of the Company contained in the Credit Agreement as amended by the Amendment are true and correct at and as of the date hereof as though made on and as of the date hereof.

     2. As of the date hereof, except for any Defaults or Unmatured Events of Default referred to or waived in the Amendment, no Event of Default or Unmatured Event of Default exists.

     IN WITNESS WHEREOF, I have executed this Certificate on this 31st day of January, 2000.


                              UNITED ROAD SERVICES, INC.


                              By: _______________________________
                              Name:   Gerald R. Riordan
                              Title:  Chief Executive Officer

                                    EXHIBIT C

                                  CONFIRMATION

                          Dated as of January 31, 2000


To:  Bank of America, N.A. (f/k/a Bank
     of America National Trust
     and Savings Association), as
     Agent, and the Banks which are
     parties to the Amended and Restated
     Credit Agreement referred to below

     Please refer to (a) the Amended and Restated Credit Agreement dated as of November 2, 1998 (the "Credit Agreement") among United Road Services, Inc. (the
                       ----------------
"Company"), various financial institutions (the "Banks") and Bank of America,
 -------                                         -----
N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent;
(b) the Third Amendment dated as of January 31, 2000 (the "Third Amendment") to the Credit Agreement; (c) the Security Agreement dated as of June 16, 1998 (the "Security Agreement") among the Company, various Subsidiaries of the Company and
 ------------------
the Agent; (d) the Guaranty dated as of June 16, 1998 (the "Guaranty") executed
                                                            --------
by various Subsidiaries of the Company in favor of the Banks and the Agent; and
(e) the Company Pledge Agreement dated as of June 16, 1998 (the "Company Pledge
                                                                 --------------
Agreement") between the Company and the Agent.   Each document referred to in
---------
items (c) through (e) above, as amended hereby, is called a "Credit Document".
                                                             ---------------
Capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Credit Agreement.

     Each of the undersigned (i) confirms to the Banks and the Agent that (a) each Credit Document to which such undersigned is a party continues in full force and effect on and after the date hereof, as amended hereby, and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, and (b) the obligations and liabilities guaranteed or secured (as applicable) under each Credit Document include, without limitation, the obligations and liabilities of the Company under the Credit Agreement as amended by the First Amendment; and (ii) agrees that each reference in each Credit Document to the "Credit Agreement" or any similar term shall, after the date hereof, be deemed to be a reference to the Credit Agreement as amended by the Third Amendment.

     IN WITNESS WHEREOF, this Confirmation has been duly executed as of the day and year first above written.


                              UNITED ROAD SERVICES, INC.


                              By:
                              Title:


                              CITY TOWING, INC. d/b/a QUALITY   TOWING

                              By:
                              Title:


                              AUTO SERVICE CENTER


                              By:
                              Title:


                              URS WEST, INC.


                              By:
                              Title:


                              URS SOUTHWEST, INC.


                              By:
                              Title:

                              URS MIDWEST, INC.


                              By:
                              Title:


                              URS SOUTHEAST, INC.


                              By:
                              Title:


                              URS NORTHEAST, INC.


                              By:
                              Title:


                              URS TRANSPORT, INC.


                              By:
                              Title:


                              URS OF TENNESSEE, INC.


                              By:
                              Title:


                              BILL AND WAGS, INC.


                              By:
                              Title:

                              E & R TOWING & GARAGE, INC.


                              By:
                              Title:


                              EL PASO TOWING, INC.


                              By:
                              Title:


                              ENVIRONMENTAL AUTO REMOVAL,      INC.


                              By:
                              Title:


                              EVANSTON RELIABLE  MAINTENANCE, INC.


                              By:
                              Title:


                              FAST TOWING, INC.


                              By:
                              Title:




                              GARRY'S WRECKER SERVICE, INC.

                              By:
                              Title:

                              NORTH SHORE RECYCLING, INC.


                              By:
                              Title:



                              NORTH SHORE TOWING, INC.


                              By:
                              Title:


                              ROUSE'S BODY SHOP, INC. d/b/a
                              ROUSE'S TOWING AND HAULING


                              By:
                              Title:


                              ARRI BROTHERS, INC. d/b/a
                              A & A TOWING SERVICE


                              By:
                              Title:


                              KEN LEHMAN ENTERPRISES, INC.d/b/a
                              SOUTHSTRIP TOWING


                              By:
                              Title:

Accepted and Agreed to
this 31st day of
January, 2000.

BANK OF AMERICA, N.A.,
as Agent


By:
Title: